AMENDMENT NO. 2
                                       to
                LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND
                         LEASES AND SECURITY AGREEMENT,
                                 by and between
                             ITEC ATTRACTIONS, INC.
                                       and
                BANK OF AMERICA, N.A., formerly NationsBank, N.A.


         In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, ITEC Attractions, Inc., a Nevada corporation (successor by merger to International Tourist Entertainment Corporation, a U.S. Virgin Islands corporation, hereinafter "Grantor") and Bank of America, N.A., formerly NationsBank, N.A.. ("Beneficiary") agree as follows:

1. Definitions. The term "Original Deed of Trust" means the Leasehold Deed of Trust, Assignment of Rents and Leases and Security Agreement dated March 9, 1998, recorded as instrument number 10740 in Book 351 Page 7803 of the real estate records of Taney County, Missouri, as amended by Amendment to Leasehold Deed of Trust, Assignment of Rents and Leases and Security Agreement dated as of January 4, 2000, recorded as instrument number ___________ in Book ____ Page _______ of the real estate records of Taney County, Missouri, between Grantor and Beneficiary with respect to the property more particularly described in Exhibit B, attached hereto. The term "this Amendment" means this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Original Deed of Trust.

2. Effective Date of this Amendment. This Amendment is effective as of July ___, 2000.

3.       Amendments to  Deed of Trust.

     3.1. The Original Deed of Trust is hereby amended by replacing the amount "$600,000.00" at the top of the first page with "$5,000,000.00." The Original Deed of Trust is hereby amended by replacing the amount "$600,000.00" in paragraph 29 with "$5,000,000.00." All references in the Original Deed of Trust to the "Amended and Restated Revolving Note" shall be replaced with the "Second Amended and Restated Revolving Note and the Note and Credit Agreement."

     3.2. The Original Deed of Trust is further amended by deleting paragraph 2 in its entirety and replacing it with the following:

                  "2. Conveyance in Trust to Secure Obligations and Liabilities. This conveyance is made in trust to secure the payment and performance of the following:

                  The payment of (i) the principal sum of $200,000.00 plus all accrued interest to be paid pursuant to the provisions of that certain Second Amended and Restated Revolving Note (the "Second Amended and Restated Revolving Note") dated as of July ___, 2000, given by Grantor to Beneficiary, and the principal sum of $4,687,203 plus all accrued interest to be paid pursuant to the provisions of that certain Amended and Restated Term Note and Credit Agreement (the "Note and Credit Agreement") dated as of July ___, 2000, given by Grantor to Beneficiary, (ii) any and all other sums due or to become due under the Second Amended and Restated Revolving Note, the Note and Credit Agreement, this Deed of Trust or any other Loan Document, (iii) any future, further or subsequent advances and readvances of principal from time to time made under the Second Amended and Restated Revolving Note, the Note and Credit Agreement, this Deed of Trust or any of the other Loan Documents, (iv) the performance of all of the terms, covenants, conditions, agreements, obligations and liabilities of Grantor under this Deed of Trust, the Second Amended and Restated Revolving Note, the Note and Credit Agreement, any deeds of trust or mortgages in addition to this Deed of Trust now, before or hereafter made by Grantor to secure indebtedness of Grantor to Beneficiary or any portion thereof, any security agreements, supplemental agreements, undertakings, instruments, documents or other writings executed by Grantor as a condition to advances under the Amended and Restated Revolving Note, the Note and Credit Agreement, or otherwise in connection with any extension of credit to Grantor, all chattel mortgages, pledges, powers of attorney, consents, assignments, notices, leases and financing statements heretofore, now or hereafter executed by or on behalf of Grantor or any other Person or delivered to Beneficiary in connection with any indebtedness of Grantor to Beneficiary and any extensions, renewals, replacements or modifications of any of the foregoing and/or the Amended and Restated Revolving Note, the Note and Credit Agreement, or any other document or instrument executed or given by Grantor to Beneficiary in connection with the foregoing ("Loan Documents"), and (v) any obligations of Grantor to Beneficiary or any affiliate or subsidiary of BankAmerica Corporation under an agreement or agreements between Grantor and Beneficiary or any affiliate or subsidiary of BankAmerica Corporation, whenever entered into, under which the exposure of Grantor to fluctuations in interest rates is effectively limited, whether in the form of one or more interest rate cap, collar, or corridor agreements, interest rate swaps, or the like, or options therefor. Hereinafter the term "Loan Obligations" shall mean all of the documents, indebtedness and obligations of Grantor to Beneficiary referred to above.

                           Should  Grantor do and perform  all of the  covenants
                  and agreements herein contained and contained in the other Loan Documents and make prompt and complete payment of the Loan Obligations as the same become due and payable, then this conveyance becomes null and void and of no further force and effect, and is to be released at the expense of Grantor by Trustee and Beneficiary or any subsequent holder hereof."

     3.3. The Original Deed of Trust is further amended by replacing the description of the lease contained in Exhibit A thereto with the description of the leases contained in Exhibit A hereto.

     3.4. The Original Deed of Trust is further amended by replacing the legal description contained in Exhibit B thereto with the legal description contained in Exhibit C hereto.

4. Grant of Additional Lien. Grantor hereby GRANTS, BARGAINS AND SELLS, CONVEYS AND CONFIRMS unto the Trustee the Leasehold Estate under the Lease (as that term has been amended herein), which Lease affects all those plots, pieces or parcels of land more particularly described in Exhibit C hereto, pursuant to the terms of the Original Deed of Trust, as amended hereby.

5. Reaffirmation. Grantor hereby acknowledges and confirms that except as expressly amended hereby the Original Deed of Trust remains in full force and effect and is enforceable against Grantor in accordance with its terms, except to the extent that the enforceability thereof against Grantor may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application.

6. Representation. Grantor hereby represents and warrants that its execution of this Amendment has been duly authorized by the members of Grantor and is binding on Grantor.

         IN WITNESS WHEREOF, the parties hereunto set their hand as of the date and year first above written.



                                             ITEC ATTRACTIONS, INC.

                                             By:_____________________________
                                             Name:___________________________
                                             Title:____________________________



                                             BANK OF AMERICA, N.A., formerly
                                             NationsBank, N.A.

                                             By:______________________________
                                             Name:____________________________
                                             Title:_____________________________

STATE OF MISSOURI         )
                          )  SS.
COUNTY OF ____________    )

         On this _____ day of July, 2000, before me appeared ____________________ ________________, to me personally known, who, being by me duly sworn did say that he is the ________________ of ITEC Attractions, Inc. (the "Corporation") and that the within instrument was signed on behalf of the Corporation by authority of its board of directors, and acknowledged the within instrument to be the free act and deed of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal in the County and State aforesaid, the day and year last above written.

         ---------------------------------------------------
         Notary Public within and for said County and State


My Commission Expires: ___________________________



STATE OF MISSOURI         )
                          )  SS.
COUNTY OF ____________    )

         On this _____ day of July, 2000, before me appeared ____________________ ________________, to me personally known, who, being by me duly sworn did say that he is the ________________ of Bank of America, N.A., a national banking association, and that the within instrument was signed on behalf of Bank of America, N.A. by authority of its board of directors, and acknowledged the within instrument to be the free act and deed of Bank of America, N.A.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal in the County and State aforesaid, the day and year last above written.

         ---------------------------------------------------
         Notary Public within and for said County and State


My Commission Expires: ___________________________

                                    EXHIBIT A
                                    ---------

That certain Ground Lease Agreement between Treasure Lake RV Resort Camping Club, Inc., as Lessor, and International Tourist Entertainment Corporation, as Lessee, dated July 27, 1993, as amended from time to time, and as otherwise referred to and recorded in Book 319, page 2916 and Book 321, page 633 in the records of the Taney County, Missouri Recorder of Deeds.

That certain Lease Agreement dated March 1, 1998 between Treasure Lake R. V. Resort Camping Club, Inc., as Lessor, and International Tourist Entertainment Corporation, as Lessee.

That certain Lease Agreement dated December 18, 1999 between Treasure Lake R. V. Resort Camping Club, Inc., as Lessor, and International Tourist Entertainment Corporation, as Lessee.

                                    EXHIBIT B
                                    ---------

Original Leasehold Parcel No. 1

A parcel of land located in the SE1/4 of the NW1/4 of Section 35, Township 23 North, Range 22 West in Taney County, Missouri, more particularly described as follows: Commencing at a 1/2" pin found at the NW corner of the SE1/4 of the NW1/4 of Section 35, Township 23 North, Range 22 West; thence South 00(0) 03' 16" West along the West line of the SE1/4 of the NW1/4 a distance of 706.83 feet to a 1/2" iron pin found on the North right-of-way of Shepherd of the Hills Expressway; thence North 81(0) 09' 17" East a distance of 93.00 feet to a 1/2" pin LS2334 set on the North right-of-way line of Shepherd of the Hills Expressway for a point of beginning; thence North 05(0) 31' 05" West a distance of 150.23 feet to a 1/2" pin LS2334 set; thence North 35(0) 01' 25" East a distance of 148.21 feet to a 1/2" pin LS2334 set; thence North 84(0) 29' 14" East a distance of 78.83 feet to a 1/2" pin LS2334 set; thence North 24(0) 28' 55" East a distance of 152.10 feet to a 1/2" pin LS2334 set; thence North 20(0) 28' 49" West a distance of 66.57 feet to a 1/2" pin LS2334 set; thence North 09(0) 28' 26" East a distance of 135.60 feet to a 1/2" pin LS2334 set; thence South 80(0) 31' 38" East a distance of 293.46 feet to a 1/2" pin LS2334 set; thence South 08(0) 30' 30" East a distance of 96.80 feet to a 1/2" pin LS2334 set; thence South 20(0) 31' 05" East a distance of 160.73 feet to a 1/2" pin LS2334 set; thence South 6(0) 10' 35" West a distance of 131.93 feet to a 1/2" pin LS2334 set; thence South 08(0) 30' 30" East a distance of 128.48 feet to a 1/2" pin LS2334 set at the North right-of-way of Shepherd of the Hills Expressway and the beginning of a non-tangent curve to the left having a radius of 6705.89 feet, a central angle of 4(0) 57' 01" and a chord bearing South 84(0) 01' 57" West; thence along said curve an arc length of 579.39 feet to the point of beginning, containing 5.54 acres, more or less. Bearings are based upon the West line of the SE1/4 of the NW1/4 of Section 35 being South 00(0) 03' 16" West.

                                    EXHIBIT C
                                    ---------

Original Leasehold Parcel No. 1
-------------------------------

A parcel of land located in the SE1/4 of the NW1/4 of Section 35, Township 23 North, Range 22 West in Taney County, Missouri, more particularly described as follows: Commencing at a 1/2" pin found at the NW corner of the SE1/4 of the NW1/4 of Section 35, Township 23 North, Range 22 West; thence South 00(0) 03' 16" West along the West line of the SE1/4 of the NW1/4 a distance of 706.83 feet to a 1/2" iron pin found on the North right-of-way of Shepherd of the Hills Expressway; thence North 81(0) 09' 17" East a distance of 93.00 feet to a 1/2" pin LS2334 set on the North right-of-way line of Shepherd of the Hills Expressway for a point of beginning; thence North 05(0) 31' 05" West a distance of 150.23 feet to a 1/2" pin LS2334 set; thence North 35(0) 01' 25" East a distance of 148.21 feet to a 1/2" pin LS2334 set; thence North 84(0) 29' 14" East a distance of 78.83 feet to a 1/2" pin LS2334 set; thence North 24(0) 28' 55" East a distance of 152.10 feet to a 1/2" pin LS2334 set; thence North 20(0) 28' 49" West a distance of 66.57 feet to a 1/2" pin LS2334 set; thence North 09(0) 28' 26" East a distance of 135.60 feet to a 1/2" pin LS2334 set; thence South 80(0) 31' 38" East a distance of 293.46 feet to a 1/2" pin LS2334 set; thence South 08(0) 30' 30" East a distance of 96.80 feet to a 1/2" pin LS2334 set; thence South 20(0) 31' 05" East a distance of 160.73 feet to a 1/2" pin LS2334 set; thence South 6(0) 10' 35" West a distance of 131.93 feet to a 1/2" pin LS2334 set; thence South 08(0) 30' 30" East a distance of 128.48 feet to a 1/2" pin LS2334 set at the North right-of-way of Shepherd of the Hills Expressway and the beginning of a non-tangent curve to the left having a radius of 6705.89 feet, a central angle of 4(0) 57' 01" and a chord bearing South 84(0) 01' 57" West; thence along said curve an arc length of 579.39 feet to the point of beginning, containing 5.54 acres, more or less. Bearings are based upon the West line of the SE1/4 of the NW1/4 of Section 35 being South 00(0) 03' 16" West.

Lease Parcel No. 2 (Additional Parking)
---------------------------------------

A tract of land situated in the E1/2 of the NW1/4 of Section 35, Township 23 North, Range 22 West, City of Branson, Taney County, Missouri, being more particularly described as follows: Beginning at a 5/8" iron pin set by RLS 2190 marking the Northeast corner of the SE1/4 of the NW1/4 of said Section 35, being the Northwest corner of the Replat Commerce Park West Plat Book 22, at page 42, a Commercial Subdivision plat recorded in Plat Book 26, at pages 76 through 79 of the records of Taney County, Missouri; thence North 89(0) 05' 52" West, along the North line of the SE1/4 of the NW1/4 of said Section 35, a distance of
616.85 feet to a point on the East line of proposed parking lot for a New Point of Beginning; thence South 08(0) 03' 17" East, a distance of 28.96 feet; thence South 81(0) 56' 43" West, a distance of 144.00 feet; thence South 71(0) 44' 45" West, a distance of 20.40 feet; thence North 80(0) 04' 26" West, a distance of
98.73 feet; thence South 09(0) 30' 57" West, a distance of 10.34 feet to a point on the North line of the ITEC lease property; thence North 80(0) 46' 34" West, along the North line of the ITEC lease property, a distance of 27.35 feet; thence North 09(0) 55' 34" East, a distance of 10.67 feet; thence North 80(0) 04' 26" West, a distance of 18.00 feet; thence North 09(0) 55' 34" East, a distance of 62.00 feet; thence South 80(0) 04' 26" East, a distance of 117.00 feet, thence South 86(0) 56' 05" East, a distance of 8.79 feet, thence North 81(0) 56' 43" East, a distance of 162.00 feet; thence South 08(0) 03' 17" East, a distance of 33.04 feet; to the New Point of Beginning; Containing 0.43 acres of land, more or less.

Lease Parcel No. 3
------------------

A parcel of land situated in the N1/2 of the SE1/4 of the NW1/4 of Section 35, Township 23 North, Range 22 West, in the city of Branson, Taney County, Missouri, being more particularly described as follows: Beginning at a 5/8" iron pin set by RLS 2190 marking the Northeast corner of the SE1/4 of the NW1/4, said point being the Northwest corner of the Replat Commerce Park West Plat Book 22, at page 42, a commercial subdivision plat recorded in Plat Book 25, at pages 76 through 79 of the records of Taney County, Missouri; thence South 00(0) 05' 34 East along the West line of said Replat Commerce Park West Plat Book 22, at page 42, a distance of 538.60 feet to a point on the North right-of-way line of the Shepherd of the Hills Expressway; along the North right-of-way line of the Shepherd of the Hills Expressway as follows: thence South 87(0) 34' 48" West, a distance of 317.00 feet; thence Westerly along a 2.2228(0) curve to the right,
43.79 feet (said curve having a radius of 2455.00 feet); thence South 88(0) 36' 07" West, a distance of 287.25 feet; thence Westerly along a 1.6632(0) curve to the left, 11.97 feet (said curve having a radius of 3445.00 feet) to a point on the East line of the ITEC Property Lease; thence North 08(0) 45' 26" West, leaving the North right-of-way line of the Shepherd of the Hills Expressway and along the East line of the ITEC Property Lease, a distance of 109.84 feet to the NEW POINT OF BEGINNING; along the East line of the ITEC Property Lease as follows: thence continuing North 08(0) 45' 26" West, a distance of 14.07 feet; thence North 05(0) 55' 39" East, a distance of 131.93 feet; thence North 20(0) 46' 01" West, a distance of 160.73 feet, thence North 08(0) 45' 26" West, a distance of 96.80 feet; thence South 88(0) 34' 53" East, leaving the East line of the ITEC Property Lease, a distance of 101.49 feet; thence South 20(0) 29' 32" East, a distance of 252.72 feet; thence Southerly along a 66.6230(0) curve to the right, 125.18 feet (said curve having a radius of 86.00 feet); thence South 62(0) 54' 26" West, a distance of 98.06 feet; thence Southwesterly along a 89.5247(0) curve to the left, 1.13 feet (said curve having a radius of 64.00 feet) to the New Point of Beginning; containing 0.98 acres of land, more or less.

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